UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 22, 2006

Digene Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-28194	52-1536128
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1201 Clopper Road, Gaithersburg, Maryland		20878
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 944-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 23, 2006, Digene Corporation announced that Charles M. Fleischman, Digene’s President, Chief Operating Officer and Chief Financial Officer, has resigned from those positions as well as from the Board of Directors of the Company. Mr. Fleischman’s resignation as Chief Financial Officer will be effective October 1, 2006. The other resignations will be effective October 31, 2006.

In connection with such resignations, Digene and Mr. Fleischman entered into an Employment Separation Agreement and Release, dated August 15, 2006, and effective August 22, 2006. Under the Agreement, Mr. Fleischman will receive severance and other benefits, including aggregate severance pay of $1,319,765, payable over 24 months, and the continued ability to exercise his vested and unexercised stock options until October 31, 2007. Under the Agreement, Mr. Fleischman has provided a two-year non-compete covenant to the Company, and the parties have provided each other with a general release of claims.

A copy of the Employment Separation Agreement and Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 23, 2006, Digene Corporation announced that Charles M. Fleischman, Digene’s President, Chief Operating Officer and Chief Financial Officer, has resigned from those positions as well as from the Board of Directors of the Company. Mr. Fleischman’s resignation as Chief Financial Officer will be effective October 1, 2006. The other resignations will be effective October 31, 2006. It is not currently contemplated that the positions of President and Chief Operating Officer will be filled

On October 1, 2006, Joseph P. Slattery, currently Digene’s Senior Vice President, Finance and Information Systems, will become Digene’s Chief Financial Officer. Mr. Slattery has served as Digene’s Senior Vice President, Finance and Information Systems since September 2002. Previously, he served as Digene’s Vice President, Finance from July 1999 to September 2002 and as Controller from February 1996 to July 2000.

A copy of the press release announcing Mr. Fleischman’s resignation and Mr. Slattery’s appointment as Chief Financial Officer is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Employment Separation and Release Agreement, dated August 15, 2006 and effective August 22, 2006, between Digene Corporation and Charles M. Fleischman.

99.2 Press Release, dated August 23, 2006, issued by Digene Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digene Corporation

August 24, 2006	By:	/s/ Vincent J. Napoleon

Name: Vincent J. Napoleon
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Employment Separation and Release Agreement, dated August 15, 2006 and effective August 22, 2006, between Digene Corporation and Charles M. Fleischman
99.2	Press Release, dated August 23, 2006, issued by Digene Corporation